EXHIBIT 99.1

Company Contact:	Investor Relations Contact:
Stephen Jones	Lippert / Heilshorn & Associates
Vice President - Investor Relations	Kirsten Chapman / Dahlia Bailey
217-258-9522	415-433-3777
investor.relations@consolidated.com	dbailey@lhai.com

Consolidated Communications Completes Acquisition of North Pittsburgh Systems, Inc. and Plans First Quarter 2008 Launch of IPTV Service in Pennsylvania

MATTOON, Ill., Dec. 31 /PRNewswire-FirstCall/ -- Consolidated Communications Holdings, Inc. ("Consolidated") (Nasdaq: CNSL) announced today that it has completed the previously announced acquisition of North Pittsburgh Systems, Inc. ("North Pittsburgh") (Nasdaq: NPSI), for approximately $362.6 million, based upon the closing price of Consolidated's common stock on December 28, 2007. The acquired company will operate in Pennsylvania under the Consolidated Communications brand name.

"We are excited to complete this transaction and are looking forward to the opportunities that lie ahead," said Bob Currey, Consolidated's President and Chief Executive Officer. "We have said from the start that North Pittsburgh has a strong network that, when coupled with Consolidated's back office platforms and technical experience, can be leveraged to roll out enhanced broadband services. We plan to launch our IPTV product in the North Pittsburgh area in the first quarter of 2008 and expect to pass approximately 12,000 homes at that time. By the end of 2008, we anticipate passing a total of approximately 34,000 homes."

The merger agreement provided that North Pittsburgh shareholders could elect to receive either $25.00 in cash, without interest, or 1.1061947 shares of Consolidated common stock for each share of North Pittsburgh common stock, subject to proration so that 80 percent of the North Pittsburgh shares are exchanged for cash and 20 percent are exchanged for stock. Consolidated also announced the preliminary results of elections made by North Pittsburgh shareholders and the preliminary effect of proration. Of the 15,005,000 shares of North Pittsburgh common stock outstanding immediately prior to closing the merger, approximately:

•  13,378,590 shares, or 89.2 percent, elected to receive cash;
•  1,361,806 shares, or 9.1 percent, elected to receive stock;

•  264,604 shares, or 1.8 percent, did not make an effective election.

As a result, on a preliminary basis, North Pittsburgh shares as to which a stock election was made will receive Consolidated common stock; North Pittsburgh shares as to which a cash election was made will receive cash for approximately 89.73 percent of those shares and Consolidated common stock for the remainder; and shares with respect to which no effective election was made will receive Consolidated common stock. Consolidated will not issue any fractional shares of stock and, instead, each North Pittsburgh shareholder immediately prior to the merger who would otherwise be entitled to a fractional share of Consolidated common stock (based on the total stock consideration into which the holder's North Pittsburgh shares have been converted in the merger) will receive an amount in cash equal to $18.53 multiplied by the fractional share interest to which the shareholder would otherwise be entitled.

About Consolidated

Consolidated Communications Holdings, Inc. is an established rural local exchange company providing voice, data and video services to residential and business customers in Illinois, Texas and Pennsylvania. Each of the operating companies has been operating in its local market for over 100 years. With approximately 286,500 ILEC access lines, 67,802 Competitive Local Exchange Carrier (CLEC) access line equivalents (including 42,317 access lines and 2,286 DSL subscribers), 79,400 DSL subscribers across all subsidiaries, and 11,100 IPTV subscribers, Consolidated Communications offers a wide range of telecommunications services, including local and long distance service, custom calling features, private line services, high-speed Internet access, digital TV, carrier access services, and directory publishing. Consolidated Communications is the 12th largest local telephone company in the United States.

Forward-Looking Statements

Any statements other than statements of historical facts, including statements about management's beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management's views and assumptions regarding future events and business performance. Words such as "estimate," "believe," "anticipate," "expect," and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include the ability of Consolidated Communications Holdings, Inc. (the "Company") to successfully integrate the operations of North Pittsburgh Systems, Inc. ("North Pittsburgh") and realize the synergies from the acquisition, as well as a number of other factors related to the businesses of the Company and North Pittsburgh, including various risks to stockholders of not receiving dividends and risks to the Company's ability to pursue growth opportunities if the Company continues to pay dividends according to the current dividend policy; various risks to the price and volatility of the Company's common stock; the substantial amount of debt and the Company's ability to incur additional debt in the future; the Company's need for a significant amount of cash to service and repay the debt and to pay dividends on the Company's common stock; restrictions contained in the Company's debt agreements that limit the discretion of management in operating the business; the ability to refinance the existing debt as necessary; regulatory changes, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with the Company's possible pursuit of acquisitions; economic conditions in the Company's and North Pittsburgh's service areas in Illinois, Texas and Pennsylvania; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of the Company's network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations. These and other risks and uncertainties are discussed in more detail in the Company's and North Pittsburgh's filings with the Securities and Exchange Commission, including their respective reports on Form 10-K and Form 10-Q.

Many of these risks are beyond management's ability to control or predict. All forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements and risk factors contained in this communication and the Company's and North Pittsburgh's respective filings with the Securities and Exchange Commission. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

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